UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 2, 2008
Piedmont Natural Gas Company, Inc.
(Exact name of registrant as specified in its charter)

North Carolina	1-6196	56-0556998

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4720 Piedmont Row Drive, Charlotte,
North Carolina	28210

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 704-364-3120
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
On May 4, 2008, the registrant will be providing the presentation attached hereto as Exhibit 99.1 and incorporated by reference herein at the American Gas Association Financial Forum.
The presentation contains forward-looking statements. The forward-looking statements are subject to future events, risks, uncertainties and other factors that could cause actual results to differ materially from those projected in the statements. Factors that may make the actual results differ from anticipated results include, but are not limited to, economic conditions, competition from other providers of similar products and other uncertainties, all of which are difficult to predict and some of which are beyond the control of the party making the statement. For these reasons, you should not rely on these forward-looking statements when making investment decisions.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits
99.1 Piedmont Natural Gas AGA Financial Forum Investor Update, May 2008

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Piedmont Natural Gas Company, Inc.
May 2, 2008	By:	Jose M. Simon
		Name:	Jose M. Simon
		Title:	Vice President and Controller

Exhibit Index

Exhibit No.	Description
99.1	Piedmont Natural Gas AGA Financial Forum Investor Update, May 2008